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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 30, 1999
                        (Date of earliest event reported)

                                  CYGNUS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-18962               94-2978092
(State or other jurisdiction           (Commission           (IRS Employer
    of incorporation)                  File Number)        Identification No.)

            400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA 94063-4719
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (650) 369-4300

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Item 5. OTHER EVENTS.

     On June 30, 1999, the Registrant and Cripple Creek Securities, LLC entered into a Structured Equity Flexible Financing Agreement attached hereto as Exhibit 1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  EXHIBITS.

           1.   Structured Equity Flexible Financing Agreement dated
June 30, 1999

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 1999.

                                       CYGNUS, INC.

                                       By        /s/ Barbara G. McClung
                                           -------------------------------
                                                Barbara G. McClung
                                           Title: Senior Vice President and
                                                   General Counsel


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                                  Exhibit Index

                                 To Cygnus, Inc.
                       Report Form 8-K dated June 30, 1999

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                                                                                                   Sequentially
  Exhibit No.    Exhibit                                                                          Numbered Page
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
       1         Structured Equity Flexible Financing Agreement dated June 30, 1999                     4

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